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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 30, 2004


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                 DELAWARE                           1-12814                          34-1453189
       (State or Other Jurisdiction               (Commission                      (IRS Employer
             of Incorporation)                    File Number)                   Identification No.)


         1925 ENTERPRISE PARKWAY
             TWINSBURG, OHIO                                                           44087
(Address of Principal Executive Offices)                                             (Zip Code)


Registrant's telephone number, including area code:  (330) 486-3100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


         On January 30, 2004, Cole National Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) Exhibits. The following exhibits are filed as part of this report:


                            99.1 Press release of Cole National Corporation,
                                 dated January 30, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COLE NATIONAL CORPORATION

                               By: /s/ Lawrence E. Hyatt
                                  ---------------------------------------------
                                  Name:  Lawrence E. Hyatt
                                  Title: Executive Vice President and Chief
                                         Financial Officer

Date:  January 30, 2004